PreFORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 20, 2025

Neuphoria Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction of Incorporation)

001-41157	99-3845449
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Summit Dr, Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 439-5551

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NEUP	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 20, 2025, Neuphoria Therapeutics Inc. (the “Company”) announced topline results from its AFFIRM-1 Phase 3 trial of BNC210 for the acute treatment of social anxiety disorder (SAD) that it did not meet its primary endpoint of change from baseline to the average of the performance phase of the public speaking challenge in Subjective Units of Distress Scale (SUDS) scores. In addition, analyses of secondary endpoints did not demonstrate statistically significant differences or improvement over placebo.

Business Update and Outlook

Based on the results from the AFFIRM-1 trial:

●	Neuphoria will discontinue further development of its SAD program.

●	Based upon previous positive data with chronic daily dosing, Neuphoria plans to continue to evaluate next steps, if any, for further development of BNC210 in post-traumatic stress disorder (PTSD).

●	The Company plans to conduct a full strategic review of its operations, portfolio and to provide an update by or before year-end.

Additionally, as previously and more fully disclosed and described in our SEC reports, the Company has an ongoing partnership with Merck & Co., Inc. (Merck). MK-1167, one of two positive allosteric modulator (PAM) candidates being advanced in the strategic partnership with Merck, is currently being evaluated in a Merck-led Phase 2 trial in Alzheimer’s disease. Merck is responsible for all costs of this program, and through the partnership, Neuphoria is eligible to receive up to $450 million in additional milestone payments for certain development and commercial milestones plus royalties on net sales of any licensed medicines.

Safety and Tolerability

The safety and tolerability profile of BNC210 continued to be favorable and was consistent with previously reported studies.

Cash Position at June 30, 2025

As of June 30, 2025, our most recent publicly reported period, Neuphoria’s cash and cash equivalents were $14.2 million. The Company expects its current cash position to be sufficient to fund operations through the second fiscal quarter of 2027.

About AFFIRM-1 Trial

The AFFIRM-1 Phase 3 clinical trial was a multi-center, double-blind, two-arm, parallel group, placebo-controlled trial evaluating the safety and efficacy of a single, acute dose of 225 mg of BNC210 versus placebo. Participants in the trial were randomized 1:1 to receive a single dose of 225 mg BNC210 or matched placebo. One hour after dosing, participants were introduced to a public speaking challenge and had two minutes to prepare for the speech (anticipation phase) before delivering a five-minute speech in front of a small audience (performance phase). The primary endpoint of the trial was the change from baseline to the average of the performance phase of the public speaking challenge in Subjective Units of Distress Scale (SUDS) scores.

Secondary endpoints included change in SUDS score from baseline to the average of the anticipation phase, changes in the Clinical Global Impression – Severity (CGI-S) scale, self-assessment with the State Trait Anxiety Inventory (STAI-State) and the Patient Global Impression – Improvement (PGI-I) scale. A follow-up visit occurred one week after the public speaking challenge.

Press Release

On October 20, 2025, the Company issued a press release containing the above-referenced clinical trial results, a copy of which is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the Press Release furnished as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in the Press Release furnished as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Statements included herein that are not a description of historical facts are forward-looking statements. Words such as “may,” “could,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “seek,” “contemplate,” “potential,” “continue” or “project” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to maintain the listing of its securities on Nasdaq and the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements are based on our current beliefs, plans, burn rate and expectations. Certain forward-looking statements, including (without limitation) about (1) Neuphoria’s ability to develop and expand its business, successfully complete development of its current product candidates, the timing of commencement and/or completion of various clinical trials and receipt of data and current and future collaborations for the development and commercialization of its product candidates, (2) the market for drugs to treat CNS diseases and pain conditions, (3) Neuphoria’s financial resources, and (4) assumptions underlying any such statements. The inclusion of forward-looking statements should not be regarded as a representation by Neuphoria that any of its plans will be achieved. Future events and actual results could differ materially from those set out in, contemplated by or underlying the forward-looking statements due to a number of important factors. Certain forward-looking statements involve contracts, licenses and arrangements involving third parties and their respective clinical trial and research and development projects that are out of our control, including our agreements with Merck and Carina. Merck or Carina may terminate or delay any or all such projects in their discretion pursuant to the terms of our agreements with them, which could result in the Company not realizing any further milestone payments or further progress on the respective product pathways. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in the Company’s business and other risks described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, each filed with the SEC, and its other SEC reports. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Neuphoria undertakes no obligation to revise or update this current report to reflect events or circumstances after the date hereof. Further information regarding these and other risks, uncertainties and other factors is included in Neuphoria’s filings with the SEC, copies of which are available from the SEC’s website (www.sec.gov) and on Neuphoria’s website (www.neuphoriatx.com) under the heading “Investor Center.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Neuphoria expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this current report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUPHORIA THERAPEUTICS INC.

	By:	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
Chief Executive Officer

Date: October 20, 2025

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